SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 6, 1998

                           Home Building Bancorp, Inc.
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             (Exact name of Registrant as specified in its charter)

    Indiana                 0 - 24896              35-1935840
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                         No.)

 200 East Van Trees Street, Washington, Indiana        47501
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  (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (812) 254-2641
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
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     On November 6, 1998, Home Building Bancorp,  Inc. issued the attached press release announcing the date of its annual meeting.

     The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits:

     Exhibit 99 - Press release dated November 6, 1998



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Home Building Bancorp, Inc.

Date: November 6, 1998                          By:  /S/ Bruce A. Beesley
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                                                   Bruce A. Beesley
                                                   President and Chief Executive
`                                                   Officer